S000000777 [Member] Investment Strategy - Putnam Small Cap Growth Fund	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Investments, risks, and performance Investments
Strategy Narrative [Text Block]
The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of growth companies of a size similar to those included in the Russell 2000® Index over the past six months. This policy may be changed only after 60 days’ notice to shareholders. The Investment Manager considers an issuer to be a growth company if (i) the issuer is included in an index which is representative of growth companies, (ii) the issuer is classified as a growth company by an independent third party, and/or (iii) the Investment Manager reasonably believes the issuer exhibits the characteristics of a growth company. When assessing growth companies, the Investment Manager considers a variety of factors, including but not limited to the expected ability of the company to grow earnings, profits, sales, book value, and/or cash flow faster than the relevant market, as defined by the Investment Manager, or than one or more sectors of that market. As of August 31, 2026, the index was composed of companies having market capitalizations of between approximately $6.4 million and $12.33 billion.
The Investment Manager, as defined below, may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.